UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 8, 2011

Date of Report (Date of earliest
event reported)

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

750 Battery Street, Suite 330, San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(206) 281-7001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.              Other Events.

Pursuant to the Common Stock Purchase Agreement dated as of December 10, 2010 (the “Purchase Agreement”), by and between Poniard Pharmaceuticals, Inc. (the “Company”) and Small Cap Biotech Value, Ltd. (“Small Cap Biotech”), the Company maintains a $10,000,000 equity line credit arrangement.  From time to time over the 18-month term of the Purchase Agreement, and at the Company’s sole discretion, the Company may present Small Cap Biotech with draw down notices requiring Small Cap Biotech to purchase a specified dollar amount of shares of its common stock, subject to certain limitations and so long as specified conditions are met.  The price per share at which the shares will be sold, and therefore the number of shares to be sold pursuant to the draw down notice, is determined over an eight consecutive trading-day period, or such other period as is mutually agreed by Small Cap Biotech and the Company (the “Pricing Period”).  Each draw down is limited in size, unless otherwise mutually agreed by Small Cap Biotech and the Company, to the lesser of (i) certain agreed-upon draw down amounts (the largest of which is $2,500,000), based on the threshold price (discussed below) established by the Company for the draw down, and (ii) 2.5% of the Company’s market capitalization at the time of such draw down.  In addition, in no event may Small Cap Biotech purchase under the Purchase Agreement any shares of Company common stock which, when aggregated with all other shares of Company common stock beneficially owned by Small Cap Biotech, would result in beneficial ownership by Small Cap Biotech of more than 9.9% of the Company’s then outstanding common stock (the “Ownership Limitation”).

Once presented with a draw down notice, Small Cap Biotech is required to purchase a pro rata portion of the fixed dollar amount of shares specified in the notice for each trading day during the Pricing Period on which the daily volume-weighted average price for the Company’s common stock exceeds a threshold price specified by the Company in the draw down notice.  The per share purchase price for the shares sold on any particular trading period during the Pricing Period will equal the daily volume-weighted average price of the Company’s common stock for that day, less a discount ranging  from 6.0% to 7.0%, depending on the threshold price specified by the Company.  The Purchase Agreement also provides that from time to time, and at the Company’s sole discretion, the Company may grant Small Cap Biotech the option to purchase additional shares of its common stock up to an aggregate amount specified by the Company during each Pricing Period at a price equal to the greater of the daily volume-weighted average price of the Company’s common stock on the day Small Cap Biotech notifies the Company of its election to exercise the option or the threshold price for the option determined by the Company, less a discount calculated in the same manner as for the fixed amount set forth in the draw down notices.

Except as provided in the immediately following sentence, the aggregate number of shares that the Company can sell to Small Cap Biotech under the Purchase Agreement may in no case exceed 9,444,116 shares of common stock (the “Trading Market Limit”), which is equal to one share less than 20% of the Company’s outstanding shares of common stock on the closing date of the Purchase Agreement, less the 221,218 common shares the Company issued to Small Cap Biotech in payment of its commitment fee.  The Purchase Agreement provides that the Trading Market Limit will not be applicable for any purposes of the Purchase Agreement or the transactions contemplated thereby, solely to the extent (and only for so long as) the average price of all common shares issued by the Company to Small Cap Biotech, taking into account all discounts and the shares issued to Small Cap Biotech in payment of its commitment fee, equals or exceeds $0.491 per share, which represents (i) the consolidated closing bid price per share of the Company’s common stock as reported on The Nasdaq Stock Market on the closing date of the Purchase Agreement and (ii) an incremental amount to account for the issuance of shares to Small Cap Biotech in payment of its commitment fee, subject to upward adjustment for any common shares issued by the Company in payment of partial damages for failing to timely deliver shares to Small Cap Biotech in accordance with the Purchase Agreement.

The Company presented Small Cap Biotech with a draw down notice dated January 28, 2011:  (i) to purchase a fixed amount of $750,000 of the Company’s common stock and (ii) granting Small Cap Biotech the option to purchase up to an aggregate of $3,000,000 of additional shares of Company common stock, subject in all cases to the Trading Market Limit and the Ownership Limitation.  The Company set a threshold price of $0.40 per share for both the fixed amount and the option.  Small Cap Biotech agreed to waive the 2.5% market capitalization limitation for this draw down.  As permitted by the Purchase Agreement, the Company and Small Cap Biotech mutually agreed that the Pricing Period would be seven (rather than eight) consecutive trading days, or such shorter period as determined by Small Cap Biotech (provided that Small Cap Biotech has agreed to purchase the full amount of the draw down, subject to the Trading Market Limit and the Ownership Limitation).  Pursuant to the terms of the Purchase Agreement, the discount to Small Cap Biotech for this draw down is equal to 93.0% of the daily volume-weighted average price of the Company’s common stock during the Pricing Period (or 7.0%).

The Company expects to settle with Small Cap Biotech on the purchase of 4,914,632 shares of the Company’s common stock under the terms of this draw down notice and the Purchase Agreement at an aggregate purchase price of $1,895,814, or approximately $0.39 per share, no later than February 9, 2011, subject to satisfaction of all applicable closing conditions.  The Company will receive estimated net proceeds from the sale of approximately $1,849,814, after deducting its estimated offering expenses.  In connection with the sale of the Company’s common stock described herein, the Company is filing, as Exhibit 5.1 hereto, an opinion of its counsel, Perkins Coie LLP.

The foregoing description is qualified in its entirety by reference to the Purchase Agreement dated December 20, 2010, between the Company and Small Cap Biotech, included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2010, and incorporated by reference herein.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties.  Such forward-looking statements include statements about the expected settlement of the sale and purchase of common stock described herein and the Company’s net proceeds therefrom.  For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995.  Actual events or results may differ materially from the Company’s expectations.  Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Purchase Agreement and Small Cap Biotech’s compliance with its obligations to purchase the shares of common stock.  Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s other filings with the Securities and Exchange Commission.  These forward-looking statements represent the Company’s judgment as of the time of the filing of this Form 8-K.  The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Section 9 — Financial Statements and Exhibits

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                  Exhibits.

5.1                               Opinion of Perkins Coie LLP

10.1                        Common Stock Purchase Agreement dated December 20, 2010, by and between Poniard Pharmaceuticals, Inc. and Small Cap Biotech Value, Ltd. (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: February 8, 2011	By:	/s/ Michael K. Jackson
Name: Michael K. Jackson
Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Perkins Coie LLP

10.1

Common Stock Purchase Agreement dated December 20, 2010, by and between Poniard Pharmaceuticals, Inc. and Small Cap Biotech Value, Ltd. (incorporated by reference herein to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2010)